Loeb King Asia Fund http://www.loebkingfunds.com	Summary Prospectus December 19, 2014 Investor Class: LKPAX Institutional Class: LKPIX

Before you invest, you may want to review the Loeb King Asia Fund (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated December 19, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.loebkingfunds.com/documents.html.  You can also get this information at no cost by calling 1-855-722-4550 or by sending an e-mail request to InvestorRelations@loebking.com.

Investment Objective
The Loeb King Asia Fund (the “Asia Fund” or the “Fund”) seeks to generate attractive risk adjusted returns in the Asian capital markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Interest and Dividends on Short Sales1	0.93%	0.93%
Additional Other Expenses1	4.03%	4.03%
Total Other Expenses	4.96%	4.96%
Total Annual Fund Operating Expenses	6.71%	6.46%
Less: Fee Waiver and/or Expense Reimbursement2	(3.54)%	(3.54)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.17%	2.92%

1	Estimated for the Fund’s current fiscal year.

2
The Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2015, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses (collectively, “Excluded Expenses”) and inclusive of organizational expenses) will not exceed 1.99% of the Fund’s average daily net assets. To the extent the Fund incurs Excluded Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may be greater than 1.99%. The Adviser is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, subject to the foregoing expense limits. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$320	$1,663
Institutional Class	$295	$1,595

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. From March 28, 2014 (commencement of operations) through August 31, 2014, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser invests long or short in value-oriented and/or event-driven equity securities in Asian countries, including countries that may be considered emerging markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Asian securities. Asian securities include securities issued by companies that are tied economically to the Asian continent, based primarily on the country in which a company is organized or where its securities principally trade. Asian securities also include investments in other investment companies (including ETFs) that predominantly invest in Asian securities. In certain cases, the Adviser may assign an issuer with multi-national operations to an alternate country based on a variety of factors, such as the geographic location of the issuer’s assets, revenue sources, manufacturing facilities, employees and customers. The Adviser expects that a significant portion of the Fund’s assets will be invested in securities of companies in Japan. While the specific proportion of the Fund’s assets invested in such securities will vary over time, such investments could constitute a majority of the Fund’s assets from time to time.

The Fund’s strategy may produce varying levels of income depending on the capital market environment.

The Adviser is committed to the concept that a security has an intrinsic value. In determining intrinsic value, the Adviser analyzes the assets and cash flow of a company in addition to several key ratios. Determining intrinsic value enables the Fund to capitalize on the divergences between the public and private market value of a company. A “private equity value test” is employed for many investments; this “test” poses a series of questions the answers to which elucidate whether it would be advisable and economically rewarding to buy or take a control position in any given investment. More specifically, the “private equity value test” assumes full control and brings to light the viability of value creating restructurings such as share repurchases, capital reallocations, sales of some or all of the assets of the entity, and changes in management. While the Adviser does not expect that the Asia Fund will take a control position in any company (i.e., own at least 25% of the company’s outstanding voting securities), the Adviser employs the “private equity value test” to identify latent value that may be accessed if the company elects (or is forced by a controlling shareholder other than the Asia Fund) to undergo such restructurings.

Buying interests in companies with attractive cash flow generates a portfolio of stocks, bonds, and other instruments which can generally be held over long periods of time. The objective is to populate the portfolio with a core number of interests in companies and assets acquired at “value” prices.

The Adviser determines which companies fall into the Fund’s investment universe by using various stock screens, considering news and secondary information about company events and considering the Fund’s past holdings. With respect to companies in the Fund’s investment universe, the Adviser conducts a bottom-up analysis based on company-specific and industry research. The Adviser may also consider information obtained from interviews with company management.

The Adviser’s analysis seeks to identify companies with the following factors: (i) strong cash flow and high dividends that provide a margin of safety; (ii) a sustainable and growing business; (iii) encountering or expected to encounter events that may unlock the inherent value of a company; and (iv) a management team that seeks to maximize the use of capital. The Adviser expects that the Fund will invest long in securities in Asian companies that satisfy any or all of the aforementioned criteria, while the Fund may sell short securities in Asian companies with unfavorable factors including, but not limited to, high debt/negative free cash flow and a challenged business model. The Adviser expects that the Fund will generally have between 20% and 60% of the Fund’s total assets invested in short positions, although the Fund will generally be net long.

The Adviser expects that the Fund will maintain short exposure with respect to the foreign currencies used to purchase (or sell short) securities in foreign local markets. Such short exposure is intended to hedge the Fund’s foreign currency risks described below under “Principal Investment Risks—Foreign Currency Risk.”

Macro Hedging Program. The Adviser may engage in macro hedging to dampen the effects of general market movements on the portfolio. This hedging program generally uses ETFs and derivative instruments, such as options. The Adviser seeks to use a macro hedging program to reduce the Fund’s volatility and losses during market downturns.

The Adviser will allocate the Fund’s assets principally in equity securities, other investment companies (including ETFs) and derivative instruments. The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts may be purchased through facilities that are “sponsored” (established jointly by the issuer of the underlying security and a depositary) or “unsponsored” (established without participation by the issuer of the underlying security). Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

The Fund uses derivative instruments when the Adviser believes that doing so is more advantageous for the Fund than investing directly in the underlying securities described above. Derivative instruments used by the Fund include buying and writing (selling) options and entering into futures contracts, swap agreements and contracts for differences (“CFDs”) with respect to individual equity securities, securities indices or currencies. Such derivatives may be used as a substitute for making direct investments in the underlying instruments or to reduce exposure to, or “hedge,” against market volatilities and other risks, such as currency fluctuations that may diminish the value of certain foreign investments. Generally, the Adviser expects that the Fund will invest up to 50% of its net assets in options on individual equity securities and securities indices and up to 50% of its net assets in swap agreements.

The Adviser expects that derivatives used as a substitute for making direct investments in the underlying instruments will have similar economic characteristics to such underlying instruments. While the Adviser expects that the performance of such derivatives will be highly correlated with the performance of the underlying instruments, the performance of such derivatives may be affected by factors that do not affect the performance of the underlying instrument, such as transactional expenses, liquidity in the derivatives markets and counterparty risk.

The Adviser will select counterparties for the Fund’s transactions in swap agreements and CFDs based on the size of the counterparty and the volume of the counterparty’s transaction business. The Adviser monitors the Fund’s counterparty exposure and generally expects that the Fund will utilize a single counterparty for its swap agreements and CFD transactions.

Derivatives and short sale transactions involve the use of leverage. Accordingly, the Fund will maintain long positions in securities available for collateral, consisting of cash, cash equivalents and other liquid securities, to comply with applicable legal and collateral requirements.

The Fund may invest both long and short in equity securities of companies with market capitalizations of any size, including securities of small or mid-sized companies. The Fund may invest up to 100% of its total assets in short sales of individual equity securities and securities indices. The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including that of issuers located in emerging markets).

Principal Investment Risks.
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•
Borrowing Risk. If the Fund borrows money from banks or other financial institutions to purchase securities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the extent of its borrowing.

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Currency and Forward Currency Contracts Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.

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Equity Securities Risk. Equity securities and equity-linked derivative instruments are susceptible to general equity market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
ETF Risk. The market price of an ETF’s shares may trade at a discount to their net asset value and an active trading market for an ETF’s shares may not develop or be maintained. An ETF that tries to track an underlying index may not be successful at doing so.

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Event Risk. Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

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Foreign and Emerging Market Securities Risk. Investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including changes in unstable political, social and economic conditions, a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S., foreign controls on investment and the imposition of foreign withholding taxes. These risks may be greater in emerging markets and less-developed countries.

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Futures Contract Risk. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. The market for futures contracts may be, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such futures contracts.

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General Market Risk. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of a security or other investment may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security or other investment to be worth less than the price originally paid for it, or less than it was worth at an earlier time. U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund. Regulatory, judicial and legislative changes made in response to these events have resulted in changes to the tax, banking and financial policies in the U.S. and elsewhere. Such changes may have adverse effects on financial markets in general, as well as investments made by the Fund.

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High Portfolio Turnover Rate Risk. The Fund has a high portfolio turnover rate. This results in increased brokerage and processing transaction costs which will lower the Fund’s returns. Furthermore, a high portfolio turnover may result in the realization by the Fund, and the distribution to shareholders, of a greater amount of short-term capital gain (taxed at ordinary income rates) than if the Fund had a lower portfolio turnover rate.

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Investment in Asia Risk. The Fund will be susceptible to loss due to adverse market, political, regulatory, and geographic events affecting the Asian region. Certain Asian economies have been and continue to be subject, to varying extents, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value. To the extent the Fund invests a significant portion of its assets in the securities of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

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Investment in Japan Risk. The Fund’s performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners.  Economic growth is heavily dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan’s largest single trading partner, but close to half of Japan’s trade is conducted with developing nations, almost all of which are in Southeast Asia. Slowdowns in the U.S. and China could have a negative impact on Japan. Exposure to China, in terms of both imports and exports, has been increasing in recent years. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

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Liquidity Risk. During times of market stress, certain investments that were previously liquid may become illiquid for an unknown period of time. Securities issued by smaller companies may be or become illiquid. Consequently, the Fund may have to accept a lower price to sell such investments, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. These features make it more difficult to sell or buy an investment at a favorable price or time. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open and it could incur losses, or, in certain circumstances, be unable to meet requests for redemptions on a timely basis.

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Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Additionally, the Adviser has limited experience managing a registered investment company.

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Market Dislocation Risk. Substantial dislocations caused by macro-economic or political events can cause severe and protracted disruption in the markets for virtually all securities in which the Fund invests. These circumstances can affect not only securities markets, but the financial institutions that provide liquidity to these markets. In the most severe situations, a Fund shareholder’s ability to redeem its shares of the Fund may be delayed.

•	New Fund Risk. There can be no assurance that the Fund will grow or maintain an economically viable size.

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Options Risk. Options and options on futures contracts are subject to the same risks as their underlying investments, but also may involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets. Option positions held may expire worthless, exposing the Fund to potentially significant losses.

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Other Investment Companies Risk. To the extent the Fund invests in the shares of other investment companies, you will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

•	Security Selection Risk. The Adviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

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Short Sales Risk. Short-sale strategies are riskier than long investment strategies. The Fund could incur potentially unlimited losses. If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price.

•	Small and Mid-Sized Company Risk. Securities of small and mid-sized companies may be more volatile and less liquid than the securities of larger companies.

•	Swap Agreement Risk. A swap contract may not be assigned without the consent of the counterparty, which may result in losses in the event of a default or bankruptcy of the counterparty.

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Tax Risk. There is the risk that some Fund investment strategies, including transactions in options, may be subject to special and complex tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, convert long-term capital gain into short-term capital gain or convert short-term capital losses into long-term capital losses.

•
Value-Style Investing Risk. One of the Fund’s principal investment strategies involves a “value style” of investing. If the Adviser’s assessment of a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance of the Asia Fund’s Predecessor Private Fund
The Fund is a newly registered mutual fund and does not have a full calendar year of performance as a mutual fund. The prior performance shown below is for Loeb Asia Fund, L.P. (the “Predecessor Private Fund”), an unregistered limited partnership managed by the portfolio manager of the Fund. The Predecessor Private Fund was reorganized into the Fund by transferring all of the Predecessor Private Fund’s assets to the Fund in exchange for Institutional Class shares of the Fund on March 28, 2014, the date that the Fund commenced operations. The Fund and the Predecessor Private Fund have each been managed in the same style and by the same portfolio manager since their respective inception dates. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Private Fund.

The following information shows the net returns of the Predecessor Private Fund’s Class A Limited Partnership Interests (“Class A Interests”). Class A Interests were subject to an annual management fee of 0.40% for the period from inception to March 31, 2013. For the period from April 1, 2013 to March 28, 2014, Class A Interests were subject to an annual management fee of 0.40% and non-trade related fund expenses (e.g., custodial fees, audit fees) capped to a maximum of 0.25%.  Additionally, Class A Interests were subject to a performance fee of 27.5% of all gains in each fiscal year in excess of 5% and were not eligible for redemption during an initial two-year “lock-up” period. Other classes of the Predecessor Private Fund have been offered from time-to-time (none prior to the commencement of the Class A Interests) with similar non-trade related fund expenses, management fees of up to 1.00%, performance fees of up to 30% and lock-up periods of up to three years. The Fund is not subject to a performance fee. The Predecessor Private Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which, if they had been applicable, might have adversely affected the Predecessor Private Fund’s performance.

The information below provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance for the Predecessor Private Fund varied from year to year. The Predecessor Private Fund’s past performance shown below is not necessarily an indication of how the Fund will perform in the future. Investor Class shares would have similar annual returns to Institutional Class shares and the Predecessor Private Fund because they are invested in the same portfolio of securities; however, the returns for Investor Class shares would be lower than those of the Institutional Class shares and the Predecessor Private Fund because Investor Class shares have different expenses than Institutional Class shares and the Predecessor Private Fund. Performance information for Investor Class shares will be included after the share class has been in operation for one complete calendar year. Updated performance information will be available on the Fund’s website at www.loebkingfunds.com or by calling the Fund toll-free at the number on the cover of this Prospectus.

Institutional Class Shares—Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 17.42% (quarter ended June 30, 2009), and the lowest return for a quarter was -4.99% (quarter ended December 31, 2011). For the year-to-date period ended September 30, 2014, the Fund’s total return was 4.57%.

The following table shows the average annual returns for the Institutional Class shares and the Predecessor Private Fund’s Class A Interests over various periods ended December 31, 2013. The Predecessor Private Fund was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes and was not required to make regular distributions of income or capital gains. As a result, the Fund is unable to show the after-tax returns for the Predecessor Private Fund. The index information is intended to permit you to compare the Predecessor Private Fund’s performance to a broad measure of market performance.

Average Annual Total Returns (for periods ended December 31, 2013)	1 Year	5 Years	Since Inception (May 1, 2008)
Loeb King Asia Fund – Institutional Class
Return Before Taxes	15.52%	13.02%	9.58%
MSCI AC (All Country) Asia Pacific Index (reflects no deduction for fees, expenses or taxes)	11.97%	13.65%	5.11%

Fund Management
Carl M. Loeb Advisory Partners L.P., also known as Loeb King Capital Management, is the Fund’s investment adviser (the “Adviser”). Blaine Marder, CFA, Managing Director of Event-Driven & Value investing for the Adviser, is the portfolio manager for the Fund. He has managed the Fund since its inception in 2014 (and managed the Predecessor Private Fund since its inception on May 1, 2008).

Purchase, Sale and Exchange of Fund Shares
You may conduct transactions (share purchases, redemptions or exchanges) via written request by mail (Loeb King Asia Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 855-722-4550. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Investor Class	Institutional Class
Minimum Initial Investment – Regular Accounts	$10,000	$1,000,000
Minimum Initial Investment – Retirement Accounts	$2,500	$1,000,000
Minimum Subsequent Investment – All Accounts	$500	$500
Automatic Investment Plan – Monthly Minimum	$100	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.